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                                                                    Exhibit 10.2

                                                                ANNEX I TO
                                                          SUBSCRIPTION AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 10, 2001 (this "Agreement"), is made by and between SCC COMMUNICATIONS CORP., a Delaware corporation (the "Company"), and RS Investment Management Co. LLC (together with its nominees, the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, in connection with the Subscription Agreement, dated as of May 10, 2001, between the Buyer and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to shares (the "Common Shares") of Common Stock, $.001 par value (the "Common Stock"), of the Company; and

                  WHEREAS, to induce the Buyer to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Common Shares;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

                  1.  DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                  "Nasdaq" means the Nasdaq National Market.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  "Registrable Securities" means the Common Shares, provided that such Common Shares shall cease to be Registrable Securities when they have been sold pursuant to an effective registration statement or in compliance with Rule 144 or when they are eligible to be sold pursuant to subsection (k) of Rule 144.

                  "Registration Period" means the period from the Closing Date to the earlier of (i) the date which is five years after the SEC Effective Date,
(ii) the date on which the Buyer may sell all of its Registrable Securities without registration under the 1933 Act pursuant to subsection (k) of Rule 144, without restriction on the manner of sale or the volume of securities which may be sold in any period and without the requirement for the giving of any notice to, or the making of any filing with, the SEC and (iii) the date on which the Buyer no longer beneficially own any Registrable Securities.


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                  "Registration Statement" means a registration statement of the
Company under the 1933 Act, including any amendment thereto, required to be filed by the Company pursuant to this Agreement.

                  "Rule 144" means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the 1933 Act.

                  "Rule 415" means Rule 415 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of securities to sell securities of the Company to the public on a delayed or continuous basis pursuant to a registration statement under the 1933 Act.

                  "SEC" means the United States Securities and Exchange Commission.

                  "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 2(a).

                  (b) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

                  2.  REGISTRATION.

                  (a) MANDATORY REGISTRATION. The Company shall prepare and, on or prior to the date, which is 30 days after the Closing Date, file with the SEC a Registration Statement on Form S-3, which, on the date of filing with the SEC, covers the resale by the Buyer of the Common Shares. The Registration Statement shall not include securities to be sold for the account of any selling security holder other than the Buyer, its Finder and affiliates.

                  (b) CERTAIN OFFERINGS. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Buyer shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Buyer shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to
Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Buyer.

                  (c) PENALTY SHARES. If for any reason the Registration Statement covering the Common Shares is not declared effective by the SEC on or before the date which is 90 days after the Closing Date, the Company shall issue to the Buyer additional shares of Common Stock (the "Penalty Shares") equal to 0.05% of the Common Shares initially issued to the Buyer for each day after such 90th day during which the Registration Statement is not effective, with the actual issuance of aggregate number of Penalty Shares issuable to the Buyer in any given month to take to take place on the last day of that month.

                  (d) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the

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account of others under the 1933 Act of any of its equity securities, other than a registration statement registering securities issued (1) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of the Agreement or (2) as part of a transaction involving a strategic alliance, acquisition of stock or assets, merger, collaboration, joint venture, partnership or other similar arrangement of the Company with another corporation, partnership, or other business entity which is engaged in a business similar to or related to the business of the Company, so long as in the case of this clause (2) the Board of Directors of the Company by resolution duly adopted (and a copy of which shall be furnished to the Buyer promptly after adoption) determines that such issuance is fair to the holders of each class and series of capital stock of the Company, the Company shall send to the Buyer written notice of such determination and, if within ten days after receipt of such notice, the Buyer shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Buyer requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Buyer has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the total number of securities for which registration is requested, PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this Section 2(d) may be waived by the Buyer and shall expire after the Company has afforded the opportunity for the Buyer to exercise registration rights under this Section 2(d) for two registrations; PROVIDED, HOWEVER, that the Buyer who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(d) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to Section 2(a) of this Agreement shall have been declared effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 2(d).

                  (e) ELIGIBILITY FOR FORM S-3. The Company meets the requirements for the use of Form S-3 for registration of the Registrable Securities for resale by the Buyer. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                  3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                  (a) prepare promptly, and file with the SEC not later than 30 days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period; submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date

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not later than 48 hours after the submission of such request; notify the
Buyers of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) furnish to the Buyer and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as the Buyer may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Buyer;

                  (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Buyers reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its Certificate of Incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (e) in the event that the Registrable Securities are being offered in an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

                  (f) as promptly as practicable after becoming aware of such event or circumstance, notify the Buyer of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Buyers to sell Registrable Securities pursuant to the Registration Statement as promptly

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as practicable, and deliver a number of copies of such supplement or amendment to the Buyer as the Buyer may reasonably request;

                  (g) as promptly as practicable after becoming aware of such event, the Buyer (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (h) permit the Buyer and its representatives to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                  (i) at the request of the Buyer, furnish on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Buyer;

                  (j) at the request of Buyer, furnish on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

                  (k) make available for inspection by the Buyer, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Buyer or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable the Buyer to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Buyer) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). The Buyer agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning the Buyer provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered

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pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or, to the knowledge of the Company, any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice the Buyer and allow the Buyer, at the Buyer's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (l) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (n) cooperate with the Buyers and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Buyers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Buyers may request;

                  (o) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Buyers to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

                  (p) take all other reasonable actions necessary to expedite and facilitate disposition by the Buyers of the Registrable Securities pursuant to the Registration Statement, and otherwise comply with all applicable rules and regulations of the SEC, including, but not limited to, compliance with all applicable reporting requirements under the 1934 Act.

                  4. OBLIGATIONS OF THE BUYERS. In connection with the registration of the Registrable Securities, the Buyers shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Buyer that the Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Buyer of the information the Company requires from the Buyer (the "Requested Information") if any of the Buyer's Registrable Securities are eligible for inclusion in the Registration Statement. If at least two Business Days prior to the filing date the Company has not received the Requested Information from the Buyer, then the Company may file the Registration Statement without including Registrable Securities of the Buyer but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Registrable Securities of the Buyer promptly after the Buyer provides the Requested Information; PROVIDED, HOWEVER, that (i) all expenses of the Company relating to the preparation, amendment and filing of the Registration Statement to include the Registrable Securities of the Buyer shall be paid by the Buyer and (ii) the Company shall not be considered in breach of any of its obligations to the Buyer to timely file

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the Registration Statement under this Agreement or be subject to any liability to the Buyer pursuant to Section 2(c) to the extent a delay in filing or obtaining the effectiveness of the Registration Statement for the Buyer is due to the failure of the Buyer to timely provide the Requested Information.

                  (b) By accepting the Registrable Securities, the Buyer agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless the Buyer has notified the Company in writing the Buyer's election to exclude all Registrable Securities from the Registration Statement;

                  (c) In the event the Buyer determines to engage the services of an underwriter, the Buyer agrees to enter into and perform the Buyer's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations and lockups, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Buyer has notified the Company in writing of the Buyer's election to exclude all Registrable Securities from the Registration Statement;

                  (d) The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

                  (e) The Buyer may not participate in any underwritten registration hereunder unless the Buyer (i) agrees to sell the Buyer's Registrable Securities on the basis provided in any underwriting arrangements,
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement; and

                  (f) The Buyer agrees to take all reasonable actions necessary to comply with the prospectus delivery requirements of the 1933 Act applicable to its sales of Registrable Securities.

                  5.  EXPENSES OF REGISTRATION. Subject to the proviso in
Section 4(a), all reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company, PROVIDED, HOWEVER, that the Buyer shall bear the fees and out-of-pocket expenses of its legal counsel.

                  6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Buyer, its partners, affiliates, employees, duly authorized agents, directors and officers, each person, if any, who controls the Buyer within the meaning of the 1933 Act or the 1934 Act, any underwriter (as

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defined in the 1933 Act) for the Buyer, the directors and officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements or omissions in or violations with respect to the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Buyer and the other Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary or final prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary or final prospectus was corrected in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

                  (b) In connection with any Registration Statement, the Buyer agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Buyer expressly for use in connection with such Registration Statement; and the Buyer will reimburse any legal or other expenses reasonably incurred by any Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that the

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Buyer shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount by which the net proceeds to the Buyer from the sale of Registrable Securities pursuant to such Registration Statement exceeds the cost of such Registrable Securities to the Buyer. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary or final prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary or final prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for such Registrable Securities.

                  8. REPORTS UNDER 1934 ACT. With a view to making available to the Buyer the benefits of Rule 144, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                  (c) furnish to the Buyer so long as the Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Buyer to sell such securities pursuant to Rule 144 without registration.

                  9. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Company and the Buyer.

                  10. MISCELLANEOUS.

                  (a) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given when personally delivered by hand, by telephone line facsimile transmission (with answer back confirmation) or by overnight courier (such as FedEx), to the parties at the following addresses, or at such other address for a party (as specified in like notice):

                  If to the Buyer:

                           RS Investment Management Co. LLC
                           388 Market Street, Suite 200
                           San Francisco, California 94111
                           Attention:
                                      --------------------
                           Facsimile No.:
                                          ----------------

                  With a copy to:

                           Attention:
                                      --------------------
                           Facsimile No.:
                                          ----------------

                  If to the Company:

                           SCC Communications Corp.
                           6285 Lookout Road
                           Boulder, Colorado 80301
                           Attention: Michael D. Dingman, Jr.
                                      -----------------------
                           Facsimile No.: 303.581.0900
                                          ------------

                  With a copy to:

                           Brownstein Hyatt & Farber, P.C.
                           410 Seventeenth Street, Suite 2200

                           Denver, Colorado 80202
                           Attention: J. David Hershberger, Esq.
                           Facsimile No.: 303-223-1111 or 303-223-0951

                  (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (c) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Colorado applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (e) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (f) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                       SCC COMMUNICATIONS CORP.

                                       By:
                                           ------------------------------------
                                           Name: Michael D. Dingman, Jr.
                                           Title: Chief Financial Officer



                                       RS INVESTMENT MANAGEMENT CO. LLC

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:

                                                            EXAMPLE OF LETTER TO
                                                               TRANSFER AGENT

                              [Company Letterhead]

                                     [Date]

[Norwest/Wells Fargo]
   as Transfer Agent and Registrar
Address

Ladies and Gentlemen:

                  This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register the certificates for the shares of Common Stock, $.001 par value (the "Common Stock"), of SCC Communications Corp., a Delaware corporation (the "Company"), represented by certificate numbers _______ and _______ for an aggregate of _______ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name(s) of Investors] upon surrender of such certificate(s) to you, notwithstanding the legend appearing on such certificates. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares.

                  Contemporaneously with the delivery of this letter, the Company is delivering to you an opinion of ________________, General Counsel of the Company [or outside counsel], as to registration of the Outstanding Shares for resale under the Securities Act of 1933, as amended.

                  Should you have any questions concerning this matter, please contact me.

                                       Very truly yours,

                                       SCC COMMUNICATIONS CORP.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

Enclosures
cc:      [Names of Investors]

                                                            EXAMPLE OF LETTER TO
                                                              BUYER/INVESTORS

                                     [SEC Effective Date of Form S-3]


[Names and Addresses of Investors]



                            SCC COMMUNICATIONS CORP.
                             SHARES OF COMMON STOCK

Ladies and Gentlemen:

                  I am General Counsel of SCC Communications Corp., a Delaware corporation (the "Company"), and I understand that the Company has sold to [Names of Investors] (the "Holders") an aggregate of ________ shares (the "Common Shares") of the Company's Common Stock, $.001 par value (the "Common Stock"). The Common Shares were sold to the Holders pursuant to a Subscription Agreement, dated as of May __, 2001, by and between the Holders and the Company (the "Subscription Agreements"). Pursuant to a Registration Rights Agreement, dated as of May __, 2001, by and between the Company and each Holder (the "Registration Rights Agreements") entered into in connection with the purchase by the Holders of the Common Shares, the Company agreed with each Holder, among other things, to register for resale the Common Shares under the Securities Act of 1933, as amended (the "1933 Act"), upon the terms provided in the Registration Rights Agreement. Pursuant to the Registration Rights Agreements, on ________ __, _____ the Company filed a Registration Statement on Form S-3 (File No. 333-__________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Shares, which names the Holders as selling stockholders thereunder.

                  [Other introductory and scope of examination language to be inserted if necessary]

                  Based on the foregoing, I am of the opinion that:

                  (1) Since the Closing Date, the Company has timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the Securities 1934 Act of 1934, as amended (the "1934 Act"). All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act;

                  (2) The Registration Statement and the Prospectus contained therein (other than the financial statements and financial schedules and other financial and statistical information contained or incorporated by reference therein, as to which I have not been requested to and do not express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder; and

                  (3) The Registration Statement has become effective under the 1933 Act, to the best of my knowledge after due inquiry, no stop order proceedings with respect thereto have been instituted or threatened by the SEC. The Shares have been registered under the 1933 Act and may be resold by the respective Holders pursuant to the Registration Statement.

                  I have participated in the preparation of the Registration Statement and the Prospectus, including review and discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives at which the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed, and, although I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein, on the basis of the foregoing, nothing has come to my attention that leads me to believe either that the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in the Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that I have not been requested to and do not express any view with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus contained therein).

                  Paragraph (3) of this opinion may be relied upon by ________________________, as Transfer Agent and Registrar (the "Transfer Agent"), as if addressed to the Transfer Agent.

                                   Very truly yours,





cc:
   -------------------------------------
        as Transfer Agent and Registrar